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                           MFS(R) EMERGING GROWTH FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The description of portfolio managers under the "Management of the Fund Investment Adviser" section is hereby restated as follows: John W. Ballen, President and Chief Investment Officer of the Adviser, and Stephen Pesek, Jr., a Vice President of the Adviser, are the portfolio managers of the Fund. Mr. Ballen has been the Fund's portfolio manager since its inception in 1986; Mr. Pesek joined Mr. Ballen as a portfolio manager on December 15, 1998. Messrs. Ballen and Pesek have been employed as portfolio managers by the Adviser since 1984 and 1994, respectively. From 1987 to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.


               The date of this Supplement is December 15, 1998.